UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2021

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On June 28, 2021, 2U, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with edX Inc., a Massachusetts nonprofit corporation (“edX”) and Circuit Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of edX (“edX Sub”), pursuant to which the Company agreed to acquire edX Sub (the “Acquisition”). On November 16, 2021, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of the Acquisition.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement the Initial Form 8-K to provide the financial information required under Item 9.01, which is permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K. No other modifications to the Initial Form 8-K are being made by Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: The audited financial statements of edX as of June 30, 2021 and for the year ended June 30, 2021 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The unaudited financial statements of edX as of September 30, 2021 and for the three months ended September 30, 2021 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information: The unaudited pro forma condensed combined financial information reflecting the Acquisition is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	Press Release issued by 2U, Inc., dated November 16, 2021.

99.2	Audited financial statements of edX as of June 30, 2021 and for the year ended June 30, 2021.

99.3	Unaudited financial statements of edX as of September 30, 2021 and for the three months ended September 30, 2021.

99.4	Unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Filed with Initial Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, Inc.

January 26, 2022	By:	/s/ Paul S. Lalljie
Paul S. Lalljie
Chief Financial Officer